Section 302 Certification (Chief Executive Officer)                 Exhibit 31.1
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I, Thomas Oliveri, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Global Payment Technologies, Inc. ("GPT");

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of GPT as of, and for, the periods presented in this quarterly report;

     4. GPT's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for GPT and have:

          a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to GPT, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b) evaluated the effectiveness of GPT's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

          c) disclosed in this report any changes in GPT's internal control over financial reporting that occurred during GPT's most recent fiscal quarter (GPT's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, GPT's internal control over the financial reporting; and

     5. GPT's other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to GPT's auditors and the audit committee of GPT's board of directors (or persons performing the equivalent functions):

          a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect GPT's ability to record, process, summarize and report financial information; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in GPT's internal controls over financial reporting.

     Date: May 9, 2005                         s/ Thomas Oliveri
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                                                Thomas Oliveri
                                                President, CEO and Director